Exhibit 10.18

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DEED OF SHARE CHARGE
THIS DEED is made on January 23, 2008
BETWEEN
(1)	HiSoft Technology (Dalian) Co.. Ltd. , a PRC company wholly owned by HiSoft international (as defined below), whose registered office is located at No. 33 Lixian Street, Hi-Tech Industrial Zone, Dalian. P.R. China (“Secured Party”), on one side;
and
(2)	Kaiki Inc., a British Virgin Islands company, whose registered office is located at Romasco Place. Wickhams Cay 1, P.O.Box 3140, Road Town, Tortola, British Virgin Islands (“Chargor”); and

(3)	Li Yuanming , a PRC individual whose ID Card Number is 21021119560326581X (“Mr. Li”); on the other side.

In this Deed, Chargor, Secured Party and Mr. Li may be individually referred to as a “Party”, and collectively, the “Parties”.
BACKGROUND:
(A)	As of the date of this Deed, Mr. Li holds, of record and beneficially, 3,072 common shares in Chargor.

(B)	As of the date of this Deed, Chargor, holds, of record and beneficially, 22,500,625 common shares, par value USD0:0001 per share, in HiSoft Technology International Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands, which is the parent company of the Secured Party (“HiSoft International”).

(C)	In accordance with a Binding Memorandum of Understandings among Mr. Li, HiSoft International, the Secured Party, Dalian Haihui Sci-Tech Company Limited (“Haihui Dalian”), dated September 30, 2007 (“MOU”). Mr. Li entered into a loan agreement with the Secured Party on the even date herewith (the “Loan Agreement”).

(D)	In accordance with the Loan Agreement, Mr. Li has borrowed a loan of RMB16,573,260 from the Secured Party and is subject to the obligation to repay the amount of RMB 16,573,260 in accordance with the provisions therein (the “Repayment Obligations”).

(E)	It is contemplated that Chargor and Secured Party shall have executed and delivered this Deed.

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IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATIONS

1.1	In this Deed:

“Charged Portfolio” means the Shares and the Related Assets.

“Collateral Rights” means all rights, powers and remedies of Secured Party provided by this Deed or by law.

“Related Assets” means all dividends, interest and other monies payable in respect of the Shares and all other rights, benefits and proceeds in respect of or derived from the Shares (whether by way of redemption, bonus, preference, option, substitution, conversion or otherwise).

“Secured Obligations” means the Repayment Obligations and any other payment obligation of Mr. Li under the Loan Agreement.

“Shares” means 3,072,085 common shares in HiSoft International indirectly held by Mr. Li, via Chargor as of the date of this Deed, par value USD0.0001 per share, as adjusted for share split, share dividends, combinations, recapitalizations and similar events.

2.	COVENANT AND CHARGE

2.1	Chargor, as legal and beneficial owner, charges the Charged Portfolio, with full title guarantee and by way of first fixed charge, in favour of Secured Party for the payment, all the interest in the Charged Portfolio and discharge of all of the Secured Obligations.

3.	DEPOSIT OF CERTIFICATES

3.1	Chargor shall, on the date of this Deed, deposit with Secured Party all certificates and other documents of title to the Shares in respect of the Shares.

3.2	Chargor shall, promptly upon the accrual, offer or issue of any Related Assets (in the form of stocks, shares, warrants or other securities) in which Chargor has a beneficial interest, procure the delivery to Secured Party of (a) all certificates and other documents of title representing those Related Assets and (b) such stock transfer forms or other instruments of transfer in respect of those Related Assets as Secured Party may request.

3.3	Chargor hereby authorizes Mr. Wang Jiuchang to execute stock transfer forms to ensure the transfer of the Charged Portfolio into the name of such nominee(s) of Secured Party as it shall require.

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3.4	For the purpose of this Deed, Chargor shall execute a board resolution in the form attached hereto as Exhibit A and an instruction letter in the form attached hereto as Exhibit B simultaneously with its execution of this Deed.

3.5	Chargor hereby grants to Hisoft International at anytime an option, exercisable upon any of the Secured Obligations becoming due and payable and have not been paid on demand, to repurchase such number of Shares in the Charged Portfolio which shall be calculated as follows:

C= B/A

A= the fair market value of the Shares, and for Shares which are publicly traded, the average closing price of the Shares for the preceding calendar month shall be deemed as the fair market value;

B= the amount due and payable of the Secured Obligations;

C= the number of Shares subject to repurchase.

4.	VOTING RIGHTS AND DIVIDENDS

4.1	Prior to any of the Secured Obligations becoming due and payable and not having been paid on demand,

Chargor shall not exercise such voting rights in any manner, or otherwise permit or agree to any (i) variation of the rights attaching to or conferred by all or any part of the Charged Portfolio, or (ii) increase in the issued share capital of any company whose shares are charged pursuant to this Deed, which in the opinion of Secured Party would prejudice the value of, or the ability of Secured Party to realise, the security created by this Deed.

4.2	If any of the Secured Obligations become due and payable and have not been paid on demand, Secured Party may, at its discretion (in the name of Chargor or otherwise and without any further consent or authority from Chargor or any prior notice to Chargor):
(a)	exercise (or refrain from exercising) any voting rights in respect of the Charged Portfolio;

(b)	apply all dividends, interest and other monies arising from the Charged Portfolio as though they were the proceeds of sale under this Deed;

(c)	transfer the Charged Portfolio into the name of such nominee(s) of Secured Party as it shall require; and

(d)	exercise (or refrain from exercising) the powers and rights conferred on or exercisable by the legal or beneficial owner of the Charged Portfolio

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in each case in the manner and on the terms Secured Party thinks fit, and the proceeds of any such action (after deducting by Secured Party of reasonable expenses in relation to such action) shall form part of the Charged Portfolio.
5.	CHARGOR’S REPRESENTATIONS AND UNDERTAKINGS

5.1	Except with Secured Party’s prior written consent, Chargor shall not:
(a)	assign or dispose of all or any part of the Charged Portfolio unless the assignee undertakes to succeed the rights and obligations of Chargor under this Deed; or

(b)	create, grant or permit to exist (i) any security interest over or (ii) any restriction on the ability to transfer or realise, all or any part of the Charged Portfolio;
5.2	Chargor represents and warrants to Secured Party and undertakes for the duration of this Deed that;
(a)	it is, and will be, the sole legal and beneficial owner of the Charged Portfolio free from any security interest or third party rights except as created by this Deed;

(b)	it has not sold or disposed of, and will not sell or dispose of, the benefit of all or any of its rights, title and interest in the Charged Portfolio including (without limitation) all voting and other consensual powers pertaining to the Charged Portfolio:

(c)	it has and will have the necessary power to enable it to enter into and perform its obligations under this Deed;

(d)	all necessary authorisations to enable it to enter into this Deed have been obtained and are, and will remain, in full force and effect:

(e)	this Deed constitutes its legal, valid and binding obligation and is an effective security over the Charged Portfolio;

(f)	the execution, delivery and performance of this Deed will not violate any provision of any requirement of law or contractual obligation to which either Chargor or any of its assets is subject and will not result in the creation or imposition of any lien or encumbrance on any of its properties or revenues pursuant to any requirement of law or contractual obligation, except as contemplated hereby;

(g)	it is not necessary in order to ensure the validity, enforceability or admissibility in evidence in proceedings of this Deed that any tax be paid in respect thereof;

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(h)	there is no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority currently pending or, to the best knowledge of Chargor, threatened (i) with respect to this Deed or any of the transactions contemplated hereby, or (ii) against or affecting Chargor or its property and assets which is reasonably expected by Secured Party to have a material adverse effect on the ability of Chargor to perform its obligations hereunder.
5.3	Chargor represents to Secured Party that the Shares are fully paid and undertakes to pay all calls or other payments due in respect of any part of the Charged Portfolio. If Chargor fails to make any such payment Secured Party may make that payment on behalf of Chargor and any sums so paid by Secured Party shall be reimbursed by Chargor on demand, together with interest on those sums. Such interest shall be calculated from the due date up to the actual date of payment (after, as well as before, judgement) at the rate of 10%.

5.4	Mr. Li hereby represents and warrants to Secured Party that each of the representations made by Chargor to Secured Party hereunder is true and accurate in all aspects, and does not contain any misleading information.

6.	FURTHER ASSURANCE

6.1	At any time after the Secured Obligations have become due and payable but have not been paid or discharged, Chargor shall upon demand from Secured Party (a) procure the transfer of the Charged Portfolio into the name of Secured Party or its nominee(s), agents or such purchasers as it shall direct and (b) execute all documents and do all other things that Secured Party may require to facilitate the realisation of the Charged Portfolio.

6.2	Mr. Li covenants to ensure the performance of the obligations of Chargor hereunder in accordance with the provisions herein.

7.	POWER OF ATTORNEY

Chargor, by way of security, irrevocably appoints Secured Party to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents (including any stock transfer forms and other instruments of transfer) and do all things that Secured Party may consider to be necessary for (a) carrying out any obligation imposed on Chargor under this Deed or (b) exercising any of the rights conferred on Secured Party by this Deed or by law, (including, after the security constituted by this Deed has become enforceable, the exercise of any right of a legal or a beneficial owner of the Charged Portfolio). Chargor shall ratify and confirm all things done and all documents executed by Secured Party in the exercise of that power of attorney.

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8.	RECEIVER

8.1	Secured Party may by writing (acting through an authorised officer of Secured Party) without notice to Chargor appoint one or more persons to be receiver of the whole or any part of the Charged Portfolio (each such person being (a) entitled to act individually as well as jointly and (b) for all purposes deemed to be the agent of Chargor) if:
(a)	any of the Secured Obligations are due and payable but not paid or discharged on demand;

(b)	a petition or application is presented for the making of an administration order in relation to Chargor;

(c)	Chargor or any other person gives written notice of its intention to appoint an administrator to Chargor; or

(d)	Chargor requests the appointment of a receiver.
9.	EFFECTIVENESS OF COLLATERAL

9.1	The collateral constituted by this Deed and the Collateral Rights shall be cumulative, in addition to and independent of every other security which Secured Party may at any time hold for Secured Obligations or any rights, powers and remedies provided by law. No prior security held by Secured Party over the whole or any part of the Charged Portfolio shall merge into the collateral constituted by this Deed.

9.2	This Deed shall remain in full force and effect as a continuing arrangement unless and until Secured Party discharges it.

9.3	No failure to exercise, nor any delay in exercising, on the part of Secured Party, any Collateral Right shall operate as a waiver, nor shall any single or partial exercise of a Collateral Right prevent any further or other exercise of that or any other Collateral Right.

9.4	If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

9.5	None of Secured Party, its nominee(s) or any receiver appointed pursuant to this Deed shall be liable by reason of (a) taking any action permitted by this Deed or (b) any neglect or default in connection with the Charged Portfolio or (c) the taking possession or realisation of all or any part of the Charged Portfolio, except in the case of gross negligence or wilful default upon its part.

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10.	COSTS AND EXPENSES

Mr. Li shall, on demand of Secured Party and Chargor, reimburse Secured Party and Chargor on a full indemnity basis for all costs and expenses (including legal fees, stamp duties and any value added tax) incurred in connection with (a) the execution of this Deed or otherwise in relation to it, (b) the perfection or enforcement of the collateral constituted by this Deed or (c) the exercise of any Collateral Right, together with interest from the date the costs and expenses were incurred to the date of payment at such rates as Secured Party and Charger may reasonably determine respectively.

11.	CURRENCY CONVERSION

For the purpose of or pending the discharge of any of the Secured Obligations Secured Party may convert any money received, recovered or realised or subject to application by it under this Deed from one currency to another, as Secured Party thinks fit; and any such conversion shall be effected at the then prevailing commercial rate of exchange for obtaining such other currency with the first currency.

12.	INDEMNITY

Chargor shall indemnify Secured Party against all losses, liabilities, damages, costs and expenses incurred by Secured Party in the enforcement of the execution or performance of the terms and conditions hereof, its defense against any actions, proceedings, claims or demands of third parties with respect to the Charged Portfolio, and all costs, charges and expenses which are incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of Chargor or Mr. Li, as the case may be, herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Charged Portfolio. Mr. Li shall take joint and several liability with Chargor in respect of the performance of the foregoing sentence.

13.	NOTICES

13.1	Any notice required or permitted to be given in connection with this Deed shall be in writing in the English language. Any notice shall be delivered to the following address:

To Secured Party
Address: No. 33 Lixian Street, Hi-Tech Industrial Zone, Dalian, P.R.China, 116023

Attention: Mr. Heng Choon Lim / Ms. Jane Zhang

Facsimile: +86-411-84791350

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To Chargor
Address: No. 35 Lixian Street, Hi-Tech Zone, Dalian, China, 116023

Attention: Mr. Wang Jiuchang

Facsimile: +86-411-84791350
To Mr. Li
Address: No. 35 Lixian Street, Hi-Tech Zone, Dalian, China, 116023

Attention: Mr. Li Yuanming

Facsimile: +86-411-84792822
13.2	Notice given under Article 13.1 shall be deemed to have been received by the addressee:
(a)	if by hand, upon delivery at the relevant address;

(b)	if by pre-paid registered mail, five (5) days after the date of posting; and

(c)	if by facsimile, at the time of dispatch thereof if there is an appropriate confirmation of dispatch;
and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.
13.3	Any communication or document to be made or delivered to Secured Party will be effective only when actually received by Secured Party and then only if it is expressly marked for the attention of the department or officer specified by Secured Party for such purpose.

14.	SUCCESSORS

This Deed shall remain in effect despite any amalgamation or merger (however effected) relating to Secured Party; and references to Secured Party shall include any assignee or successor in title of Secured Party and any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of Secured Party under this Deed or to which, under such laws, those rights and obligations have been transferred.

15.	GOVERNING LAW AND ARBITRATION

15.1	Governing Law

This Deed is governed by Hong Kong law.

15.2	Arbitration

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(a)	Any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Deed, shall be submitted to the China international Economic and Trade Arbitration Commission (“CIETAC) for arbitration.

(b)	The arbitration shall be conducted in Beijing in accordance with the then applicable arbitration rules of CIETAC.

(c)	There shall be three (3) arbitrators. One arbitrator shall be selected collectively by Chargor and Mr. Li; one arbitrator shall be selected by Secured Party; and the third arbitrator shall be assigned by CIETAC in accordance with the then applicable arbitration rules of CIETAC.

(d)	The arbitration shall be conducted in English and Chinese. The arbitration award shall be final and binding upon the Parties hereto.
16.	CONFIDENTIALITY

Each of the Parties hereto agrees to keep secret and confidential and not to disclose or divulge to any third party or to enable or cause any person to become aware of any confidential information relating to this Deed, and the transactions contemplated hereby but excluding any information which is in the public domain (otherwise than through the wrongful disclosure of any party) or which they are required to disclose by law or by the rules of any competent regulatory body.

17.	TERMINATION AND CANCELLATION

This Deed shall be terminated upon occurrence of any of the following events:
(a)	The Secured Obligations have been fully performed;

(b)	The Parties have entered into a written agreement in respect of the early termination hereof;

(c)	In the case of failure to close any of the transactions (including the loan arrangement) contemplated under the MOU by March 31, 2008, the transactions contemplated under the MOU including the transactions contemplated under the Loan Agreement and this Deed shall be cancelled automatically, and the Parties agree to take all necessary actions to cancel and annul the completed or pending transactions;
18.	LANGUAGE

This Deed shall be executed in English and any Chinese version may only be used for reference purposes.

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19.	EFFECTIVENESS

This Deed shall lake effect upon execution by the Parties.
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Exhibit A: Form of Kaiki Board Resolution
Kaiki Inc.
(incorporated in the British Virgin Islands with limited liability)
(the “Company”)
WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF THE COMPANY
The undersigned, being all of the directors of the Company, a business company limited by shares, whose registered office is at Romasco Place, Wickhams Cay 1, Road Town, Tortola. British Virgin Islands, pursuant to the authority to act without a meeting conferred by the Company’s articles of association, HEREBY CONSENT to the following actions and adopt the resolutions set out below.
WHEREAS Li Yuanming (“Mr Li”), a director and shareholder of the Company has entered into a binding memorandum of undertakings among Mr. Li, HiSoft Technology International Limited, HiSoft Technology (Dalian) Co., Ltd. (the “Secured Party”) and Dalian Haihui Sci-Tech Company Limited whereby Mr. Li shall enter into a loan agreement (the “Loan Agreement”) with the Secured Party;
WHEREAS it is a condition precedent to the Loan Agreement that the Company execute and deliver a Deed of Share Charge (the “Share Charge”):
WHEREAS the directors have carefully considered the funding and security arrangements to be put into effect in connection with the foregoing;
IT WAS NOTED all the directors had declared their respective interests, if any. in accordance with the Articles of Association of the Company with respect to the matters contemplated below, and that none of the directors of the Company are prohibited by the Articles of Association of the Company from approving and adopting by way of written resolutions any of the matters below.
IT WAS NOTED that notwithstanding the execution performance and/or enforcement of the Share Charge, the Company would be able to pay its debts as they fell due.
NOW, THEREFORE, IT IS HEREBY RESOLVED that the Share Charge be and is hereby approved in all respects with such changes therein and additions thereto as may be approved or deemed necessary, appropriate or advisable by the Authorised Signatory (as hereinafter defined) of the Company executing the same, the execution thereof by such Authorised Signatory to be conclusive evidence of such approval or determination and that it was in the best interests of and commercial benefit to, the Company to enter into the Share Charge;
IT IS FURTHER RESOLVED that Mr. Wang Jiuchang , whose PRC ID card number is 210211195210265835 (the “Authorised Signatory’’) be, and each of them hereby is, authorised to execute and deliver, in the name of and on behalf of the Company, the Share Charge and any other instruments, documents, certificates, consents, assignments, notices and agreements contemplated thereby or executed and delivered in connection therewith (the “Related Documents”) with such changes, additions, modifications and terms as the

Deed of Charge-Exhibit A	1

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Authorised Signatory executing the Share Charge and/or any Related Document in his or her sole and absolute discretion shall approve, the execution thereof by such Authorised Signatory to be conclusive evidence of such approval. Any document which is required or desirable to be executed as a deed may be executed as a deed by the Authorised Signatory as a deed;
IT IS FURTHER RESOLVED that the Authorised Signatory of the Company be, and each of them hereby is authorised and directed to execute and deliver such additional documents and take such additional actions, in the name of and on behalf of the Company as he or she may deem necessary or appropriate in connection with and in the best interests of the Company to consummate the transactions and comply with the Company’s obligations contemplated by the Share Charge and the Related Documents and all matters in furtherance thereof, and do all such other acts and things as the Authorised Signatory deem necessary, appropriate or advisable to carry out the purpose of the foregoing recitals and resolutions, the execution thereof by the Authorised Signatory to be conclusive evidence of such approval;
IT IS FURTHER RESOLVED that the Company make entries on the register of charges of the Company maintained pursuant to Section 162 of the BVI Business Companies Act (“BVIBC Act”) in relation to the Share Charge or Related Documents to which it is a party which create a charge, as defined in the BVIBC Act, over assets of the Company and forward a copy of such register to its registered agent to maintain with the Company’s records;
IT IS FURTHER RESOLVED that the registered agent of the Company be and is hereby authorised to make application for any such charge to be registered by the Registrar of Corporate Affairs pursuant to Section 163(1) of the BVIBC Act;
IT IS FURTHER RESOLVED that the Authorised Signatory be and is hereby authorised to sign any document which is a deed and any other deed in connection with or pursuant to the Share Charge and the Related Documents and to affix the Company’s common seal to any such document and to witness and attest to the same as the Authorised Signatory shall in his/her sole discretion, consider fit;
IT IS FURTHER RESOLVED that any and all actions heretofore or hereafter taken by the Authorised Signatory of the Company in connection with the transactions contemplated by the Share Charge and the Related Documents, or otherwise within the terms of the foregoing recitals and resolutions are hereby ratified and confirmed in their entirety.
IN WITNESS WHEREOF, the undersigned have executed these resolutions in writing as of the date indicated alongside his name below and acknowledges that the effective date of the resolution is as of the last date indicated below.

Deed of Charge-Exhibit A	2

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/s/ Wang Jiuchang	Date 2008.1.23

Wang Jiuchang
Director

/s/ Li Yuanming	Date 2008.1.23

Li Yuanming
Director

Deed of Charge-Exhibit A	1

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Exhibit B: Form of Instruction Letter
[_______], 2008
To:	Codan Trust Company (Cayman) Limited

c/o:	Conyers Dill & Pearman

2901, One Exchange Square 8 Connaught Place

Central Hong Kong
Dear Sirs:
HiSoft Technology International Limited (the “Company”)
Issue of share certificates
I hereby confirm, on behalf of the Company, that you are instructed to split share certificate no. 1 with respect to the 22,500,625 ordinary shares registered in the name of Kaiki Inc. into the following denominations:

Number of Ordinary Shares	Name of shareholder

19,428,540 ordinary shares	Kaiki Inc.

3,072,085 ordinary shares	Kaiki Inc.
Yours faithfully,

Director
For and on behalf of HiSoft
Technology International Limited

Deed of Charge-Exhibit B	1

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[_______], 2008
To:	Codan Trust Company (Cayman) Limited

c/o:	Conyers Dill & Pearman

2901, One Exchange Square 8 Connaught Place

Central Hong Kong
Dear Sirs:
HiSoft Technology International Limited
Issue of share certificates
I hereby confirm, on behalf of Kaiki Inc., that you are instructed to split share certificate no. 1 with respect to the 22,500,625 ordinary shares registered in the name of Kaiki Inc. into the following denominations:

Number of Ordinary Shares	Name of shareholder

19,428,540 ordinary shares	Kaiki Inc.

3,072,085 ordinary shares	Kaiki Inc.
A copy of share certificate no. 1 is enclosed for your records.
Yours faithfully,

Director
For and on behalf of
Kaiki Inc.

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IN WITNESS WHEREOF this Deed has been signed on behalf of Secured Party and executed as a deed by Chargor and Mr. Li and is intended to be and is hereby delivered by them as a deed on the date specified above.
Secured Party
HiSoft Technology (Dai ten) Co.. Ltd.
By:
Name: Loh Tiak Koon
Title: Leg ;al Representative
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Chargor
EXECUTED as a DEED
by the COMMON SEAL of
Kaiki Inc.
in the presence of:
       Director

                                          Director/Secretary
Mr. Li
SIGNED as a DEED by
Li Yuanming
in the presence of:

Signature of witness:
Name of witness:
Address of witness:
Occupation of witness:

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Kaiki Board Resolution
Kaiki Inc.
(incorporated in the British Virgin Islands with limited liability)
(the “Company”)
WRITTEN RESOLUTIONS OF ALL THE DIRECTORS OF THE COMPANY
The undersigned, being all of the directors of the Company, a business company limited by shares, whose registered office is at Romasco Place, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands, pursuant to the authority to act without a meeting conferred by the Company’s articles of association, HEREBY CONSENT to the following actions and adopt the resolutions set out below.
WHEREAS Li Yuanming (“Mr Li”), a director and shareholder of the Company has entered into a binding memorandum of undertakings among Mr. Li, HiSoft Technology International Limited, HiSoft Technology (Dalian) Co., Ltd. (the “Secured Party’’) and Dalian Haihui Sci-Tech Company Limited whereby Mr. Li shall enter into a loan agreement (the “Loan Agreement”) with the Secured Party;
WHEREAS it is a condition precedent to the Loan Agreement that the Company execute and deliver a Deed of Share Charge (the “Share Charge”):
WHEREAS the directors have carefully considered the funding and security arrangements to be put into effect in connection with the foregoing;
IT WAS NOTED all the directors had declared their respective interests, if any, in accordance with the Articles of Association of the Company with respect to the matters contemplated below, and that none of the directors of the Company are prohibited by the Articles of Association of the Company from approving and adopting by way of written resolutions any of the matters below.
IT WAS NOTED that notwithstanding the execution performance and/or enforcement of the Share Charge, the Company would be able to pay its debts as they fell due.
NOW, THEREFORE, IT IS HEREBY RESOLVED that the Share Charge be and is hereby approved in all respects with such changes therein and additions thereto as may be approved or deemed necessary, appropriate or advisable by the Authorised Signatory (as hereinafter defined) of the Company executing the same, the execution thereof by such Authorised Signatory to be conclusive evidence of such approval or determination and that it was in the best interests of, and commercial benefit to, the Company to enter into the Share Charge;
IT IS FURTHER RESOLVED that Mr. Wang Jiuchang , whose PRC ID card number is 210211195210265835 (the “Authorised Signatory”) be, and each of them hereby is, authorised to execute and deliver, in the name of and on behalf of the Company, the Share Charge and any other instruments, documents, certificates, consents, assignments, notices and agreements contemplated thereby or executed and delivered in connection therewith (the “Related Documents”) with such changes, additions, modifications and terms as the

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Authorised Signatory executing the Share Charge and/or any Related Document in his or her sole and absolute discretion shall approve, the execution thereof by such Authorised Signatory to be conclusive evidence of such approval. Any document which is required or desirable to be executed as a deed may be executed as a deed by the Authorised Signatory as a deed;
IT IS FURTHER RESOLVED that the Authorised Signatory of the Company be, and each of them hereby is, authorised and directed to execute and deliver such additional documents and take such additional actions, in the name of and on behalf of the Company as he or she may deem necessary or appropriate in connection with and in the best interests of the Company to consummate the transactions and comply with the Company’s obligations contemplated by the Share Charge and the Related Documents and all matters in furtherance thereof, and do all such other acts and things as the Authorised Signatory deem necessary, appropriate or advisable to carry out the purpose of the foregoing recitals and resolutions, the execution thereof by the Authorised Signatory to be conclusive evidence of such approval;
IT IS FURTHER RESOLVED that the Company make entries on the register of charges of the Company maintained pursuant to Section 162 of the BVI Business Companies Act (“BVIBC Act”) in relation to the Share Charge or Related Documents to which it is a party which create a charge, as defined in the BVIBC Act, over assets of the Company and forward a copy of such register to its registered agent to maintain with the Company’s records;
IT IS FURTHER RESOLVED that the registered agent of the Company be and is hereby authorised to make application for any such charge to be registered by the Registrar of Corporate Affairs pursuant to Section 163(1) of the BVIBC Act;
IT IS FURTHER RESOLVED that the Authorised Signatory be and is hereby authorised to sign any document which is a deed and any other deed in connection with or pursuant to the Share Charge and the Related Documents and to affix the Company’s common seal to any such document and to witness and attest to the same as the Authorised Signatory shall in his/her sole discretion, consider fit;
IT IS FURTHER RESOLVED that any and all actions heretofore or hereafter taken by the Authorised Signatory of the Company in connection with the transactions contemplated by the Share Charge and the Related Documents, or otherwise within the terms of the foregoing recitals and resolutions are hereby ratified and confirmed in their entirety.
IN WITNESS WHEREOF, the undersigned have executed these resolutions in writing as of the date indicated alongside his name below and acknowledges that the effective date of the resolution is as of the last date indicated below.

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/s/ Wang Jiuchang	Date: January 23, 2008
Wang Jiuchang
Director

/s/ Li Yuanming	Date: January 23, 2008
Li Yuanming
Director

Kaiki Resolution-HiSoft Share Charge	Page 3 of 3

January 23, 2008
To:	Codan Trust Company (Cayman) Limited

c/o:	Conyers Dili & Pearman

2901, One Exchange Square 8 Connaught Place

Central Hong Kong
Dear Sirs:
HiSoft Technology International Limited (the “Company”)
Issue of share certificates
I hereby confirm, on behalf of the Company, that you are instructed to split share certificate no.1 with respect to the 22,500,625 ordinary shares registered in the name of Kaiki Inc. into the following denominations:

Number of Ordinary Shares	Name of shareholder

19,428,540 ordinary shares	Kaiki Inc.

3,072,085 ordinary shares	Kaiki Inc.
Yours faithfully,

/s/ Loh Tiak Koon
Loh Tiak Koon

Director
For and on behalf of HiSoft
Technology International Limited
Instruction Letter
-HiSoft Share Charge